SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 28, 2017
Date of Report (Date of earliest event reported)
__________________________________
UNITY BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

New Jersey
(State or Other Jurisdiction of Incorporation)

1-12431
(Commission File Number)

22-3282551
(IRS Employer Identification No.)

64 Old Highway 22
Clinton, NJ 08809
(Address of Principal Executive Office)

(908) 730-7630
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

The Registrant issued a press release on April 28, 2017 announcing the declaration of a cash dividend of $0.06 per common share payable on June 29, 2017 to shareholders of record as of June 15, 2017. The full text of the press release is filed as Exhibit 99.1 with this current report on Form 8-K and is hereby incorporated by reference in response to this item.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1    Press release issued by the Registrant on April 28, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITY BANCORP, INC.
(Registrant)

Date: April 28, 2017
By: /s/ Alan J. Bedner
Alan J. Bedner
EVP and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT #    DESCRIPTION

99.1        Press release issued by the Registrant on April 28, 2017